FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2020
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

13. FAIR VALUE MEASUREMENTS

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The fair value of common stock warrants was measured using the Black-Scholes Model. Inputs used to determine estimated fair value of the warrant liabilities include the estimated fair value of the underlying stock at the valuation date, the estimated term of the warrants, risk-free interest rates, expected dividends and the expected volatility of the underlying stock. The significant unobservable inputs used in the fair value measurement of the warrant liability are the fair value of the underlying stock at the valuation date and the estimated term of the warrants. The fair value of convertible note is based on a discounted cash flow model with an unobservable input of discount rate. (Level 3)

In 2015, the Group issued warrants in connection with its convertible notes has the warrants have expired as of December 31, 2020. The warrants are recorded at fair market value at the date of issuance and subsequently at each reporting date. The following table presents the change in the warrants liability that were measured at fair value on a recurring basis using significant Level 3 inputs during 2019 and 2020 (see Note 19).

	December 31,	December 31,	December 31,
	2019	2020	2020
	RMB	RMB	US$
			(Note 3)
Balance at beginning of year	1,490,844	198,600	30,437
Issuance of warrants	—	1,694,208	259,649
Fair value change on warrants liability recognized in other comprehensive income	(1,292,244)	(37,851)	(5,801)

Balance at the end of the year	198,600	1,854,957	284,285